Commitments and contingencies	12 Months Ended
Dec. 31, 2019
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Commitments and contingencies
Note 28. Commitments and contingencies
For a description of the Company’s investment commitments regarding their oil and gas properties. (See Note 29.4).
28.1 Producers and Refiners Agreement
In January 2003, the Argentine Executive branch required oil producers and refiners to sign an agreement to set the price of West Texas Intermediate (WTI), which is used as a basis to determine PELSA’s oil sales prices at 28 US/bbl through April 30 of 2004, the date on which the agreement ended. According to the provisions of the agreement, the differences that were generated between the price of the WTI and the reference limit of 28.50 US/bbl would be paid at the time that the WTI was below 28.50 US/bbl guaranteed that the Company will continue charging at least the reference value mentioned above.
As of December 31, 2019, December 31, 2018, and December 31, 2017, the cumulative differences between the actual WTI prices and the reference limit of $28.50 was deemed as a contingent asset for the Company of approximately 12,013, 11,608, and 11,210, respectively, thus it has not been recorded since its collection has been assessed as not virtually certain.
28.2 Asociación de Superficiarios de la Patagonia (“ASSUPA”)
On July 1, 2004, PELSA was notified about a complaint filed against it. In August 2003, ASSUPA sued 18 companies operating exploitation concessions and exploration permits in the Neuquén Basin, PELSA being one of them.
ASSUPA claiming the remediation of the general environmental damage purportedly caused in the execution of such activities, in addition to the establishment of an environmental restoration fund, and the implementation of measures to prevent environmental damages in the future. The plaintiff requested that the Argentine Government, the Federal Environmental Council (“
Consejo Federal de Medio Ambiente”
), the Provinces of Buenos Aires, La Pampa, Neuquén, Río Negro and Mendoza and the Ombudsman of the Nation be summoned. It requested, as a preliminary injunction, that the defendants refrain from carrying out activities affecting the environment. Both the Ombudsman’s summons as well as the requested preliminary injunction were rejected by the Supreme Court of Justice of Argentina (“CSJN”). PELSA has answered the demand requesting its rejection, opposing failure of the plaintiff.
On December 30, 2014, the CSJN issued two interlocutory judgments. The one related to PELSA supported the claim of the Provinces of Neuquén and La Pampa and declared that all environmental damages related to local and provincial situations were outside the scope of its original jurisdiction, and that only “interjurisdictional situations” (such as the basin of the Colorado River basin) would fall under its jurisdiction. The CSJN also rejected precautionary measures and other proceedings related to such request. Vista Argentina, considering the opinion of the legal counsel, concluded that it is not probable that an outflow of resources embodying economic benefits will be required to settle this obligation.
On the date of issuance of these financial statements, the CSJN ordered Vista Argentina to submit the documentary corresponding to the demand response to confer transfer to the plaintiff.
28.3 Leases commitment
The Company has leases that have not yet begun as of December 31, 2019. Future payments for these leases are 1,117 for 2020 and 5,180 for 2021 and 2022.